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   SUPPLEMENT DATED JUNE 3, 2009 TO THE PROSPECTUSES DATED FEBRUARY 2, 2009 OF
                      SELIGMAN CORE FIXED INCOME FUND, INC.
                              (THE "SELIGMAN FUND")

At a Special Meeting of Shareholders held on June 2, 2009, shareholders who owned shares of the Seligman Fund on April 3, 2009 approved the merger of the Seligman Fund into RiverSource Diversified Bond Fund (the "RiverSource Fund"), a fund that seeks to provide shareholders with a high level of current income while conserving the value of the investment for the longest period of time. It is anticipated that the merger of the Seligman Fund into the RiverSource Fund will occur in the third quarter of 2009.

For more information about the RiverSource Fund, please call 1-888-791-3380 for a prospectus.